UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611
1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

MARYLAND
(State of Incorporation of both registrants)

750 E. PRATT STREET, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-783-2800

(Registrants’ telephone number, including area code)

NOT APPLICABLE
(Former name, former address
and former fiscal year, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

Pursuant to the requirements of Item 2.02 of Form 8-K, the registrants are furnishing (and not filing) on Form 8-K the press release attached hereto as Exhibit No. 99.

ITEM 8.01.  Other Events

On October 31, 2007, Constellation Energy Group, Inc. (“Constellation Energy”) issued a press release announcing that the Constellation Energy Board of Directors had approved a share repurchase program for up to $1 billion of Constellation Energy’s outstanding common stock.  A copy of the press release is attached hereto as Exhibit 99.

Nothing in this Item 8.01 of Form 8-K shall be deemed to incorporate information furnished to, but not filed with, the SEC pursuant to Item 2.02 of Form 8-K (or corresponding information furnished under Item 9.01 or included as an exhibit).

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on October 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)
BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	October 30, 2007	/s/ John R. Collins
John R. Collins, Executive Vice President of
Constellation Energy Group, Inc. and Senior
Vice President of Baltimore Gas and Electric
Company, and as Principal Financial Officer
of each Registrant

EXHIBIT INDEX

Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on October 31, 2007.